EXHIBIT 99.1
FOURTH AMENDMENT TO CREDIT AGREEMENT
     This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 29, 2005, is by and among Spherion Corporation, as borrower (the “Borrower”), each subsidiary of the Borrower party to the Guaranty Agreement (as defined below), each of the Lenders (as defined below) signatory hereto and Bank of America, N.A., as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Credit Agreement (as defined below).
RECITALS:
     A. The Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Credit Agreement, dated as of July 24, 2003, as amended pursuant to that certain First Amendment to Credit Agreement, Security Agreement, Pledge Agreement and Guaranty Agreement dated August 27, 2003, that certain Second Amendment to Credit Agreement dated March 30, 2004, and that certain Third Amendment to Credit Agreement dated July 12, 2004 as further amended by and together with this Fourth Amendment and as hereinafter amended, modified, supplemented, extended or restated from time to time (the “Credit Agreement”).
     B. The Guarantors and the Agent are parties to that certain Guaranty Agreement, dated as of July 24, 2003 (as amended to the date hereof, the “Guaranty Agreement”).
     C. The parties hereto have agreed to amend the Credit Agreement as set forth below.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:
     SECTION 1.01 Amendments to Credit Agreement.
     (a) Amendment to Cover Page. The cover page of the Credit Agreement is hereby amended by deleting the words “and as Co-Arranger” after the words “JPMORGAN CHASE BANK, as Syndication Agent”.
     (b) Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the words “, or such greater amount as may be established pursuant to Section 1.3” in the second line thereof after the amount “$250,000,000.”
     (c) Amendments to Section 1.3. Section 1.3 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:
     1.3 Increase in Commitments.
     (a) Request for Increase. Provided there exists no Default, upon notice to the Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request increases in the Commitments in an aggregate amount not exceeding $50,000,000; provided that any such request for an increase shall be in a minimum amount of $5,000,000. At the time of sending such notice, the Borrower (in consultation with the Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).
     (b) Lender Elections to Increase. Each Lender shall notify the Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.
     (c) Notification by Agent; Additional Lenders. The Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase, if the increase in Commitments from existing Lenders are insufficient, and subject to the approval of the Agent and the L/C Issuer (which approvals shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Agent and its counsel.
     (d) Effective Date and Allocations. If the Commitments are increased in accordance with this Section, the Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date.
     (e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Agent a certificate of each Credit Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Credit Party (i) certifying and attaching the resolutions adopted by such Credit Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article 6 and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 1.3, the representations and warranties contained in subsection (a) of Section 6.6 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a), (b) and (f) of Section 5.2, and (B) no Default exists. The Borrower shall prepay any Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 4.4) to the extent necessary to keep the outstanding Loans ratable with any revised Pro Rata Shares arising from any nonratable increase in the Commitments under this Section.
     (f) Conflicting Provisions. This Section shall supersede any provisions in Sections 11.1 or 12.12 to the contrary.

     (d) Amendment to Section 2.5. Section 2.5 of the Credit Agreement is hereby deleted in its entirety and the following new Section 2.5 is inserted in replacement thereof:
     2.5 Unused Line Fee. On the first day of each month and on the Termination Date the Borrower agrees to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the “Unused Line Fee”) equal to the Applicable Margin for the Unused Line Fee times the amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the average daily undrawn face amount of outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated for the first month hereafter or on the Termination Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All principal payments received by the Agent shall be deemed to be credited to the Borrower’s Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Section 2.5.
     (e) Amendment to Section 7.13. Section 7.13 of the Credit Agreement is hereby deleted in its entirety and the following new Section 7.13 is inserted in replacement thereof:
     7.13 Debt. No Credit Party shall incur or maintain any Debt, other than (a) the Obligations; (b) Debt described on Schedule 6.9; (c) Capital Leases of Equipment and purchase money secured Debt incurred to purchase Equipment provided that (i) Liens securing the same attach only to the Equipment acquired by the incurrence of such Debt, and (ii) the aggregate amount of such Debt (including Capital Leases) outstanding does not exceed $10,000,000 at any time; (d) Debt evidencing a refunding, renewal or extension of the Debt described on Schedule 6.9; provided that (i) the principal amount thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed or extended Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed or extended, (iii) no Person that is not an obligor or guarantor of such Debt as of the Closing Date shall become an obligor or guarantor thereof, and (iv) the terms of such refunding, renewal or extension are no less favorable to the applicable Credit Party, the Agent or the Lenders than the original Debt, (e) Debt, other than any Debt described in clauses (a) through (d) of this Section 7.13, in an aggregate outstanding principal amount not in excess of $20,000,000, (f) Permitted Affiliate Transactions, (g) Permitted Intercompany Advances, and (h) Debt incurred on arms-length market terms in connection with the sale and leaseback or mortgage financing of the Borrower’s headquarters office facilities located at 2050 Spectrum Boulevard in Ft. Lauderdale, Florida.
     (f) Amendment to Section 7.18. Section 7.18 of the Credit Agreement is hereby deleted in its entirety and the following new Section 7.18 is inserted in replacement thereof;

     7.18 Liens. No Credit Party shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except (a) Permitted Liens, (b) Liens, if any, in effect as of the Closing Date described in Schedule 6.9 securing Debt described in Schedule 6.9, (c) Liens on assets other than the Collateral securing Capital Leases, purchase money Debt and other Debt permitted in clause (e) of Section 7.13 and (d) Liens on the Borrower’s headquarters office facilities located at 2050 Spectrum Boulevard in Ft. Lauderdale, Florida securing Debt permitted under Section 7.13(h).
     (g) Amendment to Section 7.22. Section 7.22 of the Credit Agreement is hereby deleted in its entirety and the words “[Intentionally omitted.]” are hereby inserted in replacement.
     (h) Amendments to Annex A to the Credit Agreement.
     (i) The definition of “Applicable Margin” is hereby deleted and the following new definition is inserted in replacement thereof:
     “Applicable Margin” means, effective as of August 1, 2005,
(i)	with respect to Base Rate Loans and all other Obligations (other than LIBOR Loans), -.250%;

(ii)	with respect to LIBOR Loans, 1.25%; and

(iii)	with respect to the Unused Line Fee, .250%
     The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by the Average Daily Availability for the fiscal quarter most recently ended, commencing with the first day of the first calendar month that occurs more than 5 days after delivery of the Borrower’s quarterly Financial Statements to Lenders for the fiscal quarter ending December 26, 2005 (the “Initial Adjustment Date”). Adjustments in Applicable Margins shall be determined by reference to the following grids:

Level of
If Average Daily Availability is:	Applicable Margins:
> Greater than $175,000,000	Level I
Greater than $125,000,000 but less than or equal to $175,000,000	Level II
Greater than $75,000,000 but less than or equal to $125,000,000	Level III
Greater than $25,000,000 but less than or equal to $75,000,000	Level IV
Less than or equal to $25,000,000	Level V

Low to High

	Applicable Margins
	Level I	Level II	Level III	Level IV	Level V
Base Rate Loans	-.250%	.000%	.000%	.000%	.250%
LIBOR Loans	1.25%	1.50%	1.75%	2.00%	2.25%
Unused Line Fee	.250%	.250%	.300%	.375%	.375%
     All adjustments in the Applicable Margins after the Initial Adjustment Date shall be implemented quarterly on a prospective basis, for each calendar month commencing at least 5 days after the date of delivery to the Lenders of quarterly unaudited or annual audited (as applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, the Borrower shall deliver to the Agent and the Lenders a certificate, signed by a Responsible Officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.
     (ii) The definition of “Commitment” set forth in Annex A to the Credit Agreement is hereby deleted and the following new definition is inserted in replacement thereof:
     “Commitment” means, at any time with respect to a Lender, the principal amount set forth beside such Lender’s name under the heading “Commitment” on Schedule 1.1 attached to the Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 11.2, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 11.2 and Section 1.3, and “Commitments” means, collectively, the aggregate amount of the commitments of all of the Lenders.
     (iii) The definition of “Maximum Revolver Amount” set forth in Annex A to the Credit Agreement is hereby amended by inserting at the end thereof the words “, as such amount may be increased from time to time pursuant to the terms of Section 1.3.”
     (iv) The definition of “Stated Termination Date” set forth in Annex A to the Credit Agreement is hereby amended by deleting the date “July 24, 2009” and inserting in replacement thereof the date “July 24, 2010.”

     SECTION 1.02 Representations and Warranties. The Borrower hereby represents and warrants to each Lender and the Agent, on the Amendment Effective Date (as hereinafter defined), as follows:
     (a) After giving effect to this Amendment, the representations and warranties set forth in Article 6 of the Credit Agreement, in each other Loan Document and in the Canadian Facility Guaranty, are true and correct in all material respects on and as of the date hereof and on and as of the Amendment Effective Date with the same effect as if made on and as of the date hereof or the Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an early date.
     (b) Each of the Borrower and the other Credit Parties is in compliance with all terms and conditions of the Credit Agreement the other Loan Documents and the Canadian Facility Guaranty on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.
     (c) The execution, delivery and performance by the Borrower and each other Credit Party of this Amendment has been duly authorized by the Borrower and each other Credit Party, as applicable and there is no action pending or any judgment, order or decree in effect which is likely to restrain, prevent or impose materially adverse conditions upon the performance by the Borrower or any other Credit Party of its obligations under the Credit Agreement, the other Loan Documents or the Canadian Facility Guaranty.
     (d) This Amendment constitutes the legal, valid and binding obligation of each Credit Party, enforceable against each such Credit Party in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.
     (e) The execution, delivery and performance by the Borrower and each other Credit Party of this Amendment do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of each Credit Party or any of its Subsidiaries, by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture, or instrument to which the Borrower is a party or which is binding upon it, (ii) any Requirement of Law applicable to any Credit Party or any of its Subsidiaries, or (iii) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of any Credit Party or any of its Subsidiaries.
     SECTION 1.03 Effectiveness. This Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “Amendment Effective Date”):
     (a) The Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Borrower, the Guarantors, the Agent and each of the Lenders.
     (b) The Agent shall have received certified copies of resolutions or other action, incumbency certificates and/or other certificates of duly authorized officers of the Borrower as the Agent may require evidencing the identity, authority and capacity of each duly authorized officer authorized to act on behalf of such Borrower in connection with this Amendment;
     (c) The Agent and the Lenders shall be satisfied that the representations and warranties set forth in Section 1.02 of this Amendment are true and correct on and as of the Amendment Effective Date and that no Default or Event of Default has occurred and is continuing on and as of the Amendment Effective Date.
     (d) The Agent shall have received all fees and expenses to be paid by the Borrower pursuant to Section 1.04 of this Amendment.
     (e) The Agent shall have received such other documents, legal opinions, instruments and certificates relating to this Amendment as it shall reasonably request and such other documents, legal opinions, instruments and certificates that shall be reasonably satisfactory in form and substance to the Agent and the Lenders. All corporate proceedings taken or to be taken in connection with this Amendment and documents incidental thereto whether or not referred to herein shall be reasonably satisfactory in form and substance to the Agent and the Lenders.
     SECTION 1.04 Fees and Expenses.
     (a) The Borrower shall pay to the Agent for the ratable benefit of the Lenders a fee in connection with this Amendment in the aggregate amount of $150,000.
     (b) The Borrower shall pay to Banc of America Securities, LLC (“BAS”) for its own account the fee set forth in that certain Amendment Fee Letter dated as of the date hereof between the Borrower, BAS and the Agent.
     (c) The Borrower shall pay all reasonable out-of-pocket expenses incurred by Agent or BAS in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel to the Agent and BAS.
     SECTION 1.05 Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.
     SECTION 1.06 Instrument Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.
     SECTION 1.07 Further Acts. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.
     SECTION 1.08 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

     (a) THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE BORROWER, EACH OTHER CREDIT PARTY, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, EACH OTHER CREDIT PARTY, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ANY OTHER CREDIT PARTY OR THEIR RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.
     (c) THE BORROWER AND EACH OTHER CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 13.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.
     (d) THE BORROWER, EACH OTHER CREDIT PARTY, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, EACH OTHER CREDIT PARTY, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE

OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.
     SECTION 1.09 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
     SECTION 1.10 Severability. In case any provision in or obligation under this Amendment or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     SECTION 1.11 Benefit of Agreement. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders.
     SECTION 1.12 Integration. This Amendment represents the agreement of the Borrower, the Guarantors, the Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
     SECTION 1.13 Confirmation. Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects. Each Guarantor ratifies and confirms the Facility Guaranty as in full force and effect after giving effect to this Amendment.
     SECTION 1.14 Loan Documents. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments. Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Credit Agreement.
     SECTION 1.15 Arranger. The parties hereto acknowledge that BAS has acted as sole lead arranger and book manager in connection with the transactions contemplated by this Amendment, but that BAS shall not have any further responsibilities under the Credit Agreement or any of the other Loan Documents.
(Signature Pages Follow)

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER AND GUARANTORS: SPHERION CORPORATION
By:	/s/ Teri L. Miller
	Name:	Teri L. Miller
	Title:	Treasurer

SPHERION ASSESSMENT INC.
By:	/s/ Teri L. Miller
	Name:	Teri L. Miller
	Title:	Treasurer

SPHERION ATLANTIC ENTERPRISES LLC
By:	/s/ Teri L. Miller
	Name:	Teri L. Miller
	Title:	Treasurer

SPHERION ATLANTIC RESOURCES LLC
By:	/s/ Teri L. Miller
	Name:	Teri L. Miller
	Title:	Treasurer

SPHERION ATLANTIC WORKFORCE LLC
By:	/s/ Teri L. Miller
	Name:	Teri L. Miller
	Title:	Treasurer

SPHERION (EUROPE) INC.
By:	/s/ Teri L. Miller
	Name:	Teri L. Miller
	Title:	Treasurer

SPHERION FINANCIAL CORPORATION
By:	/s/ Teri L. Miller
	Name:	Teri L. Miller
	Title:	Treasurer

SPHERION PACIFIC ENTERPRISES LLC
By:	/s/ Teri L. Miller
	Name:	Teri L. Miller
	Title:	Treasurer

SPHERION PACIFIC RESOURCES LLC
By:	/s/ Teri L. Miller
	Name:	Teri L. Miller
	Title:	Treasurer

SPHERION PACIFIC WORKFORCE LLC
By:	/s/ Teri L. Miller
	Name:	Teri L. Miller
	Title:	Treasurer

SPHERION U.S. INC.
By:	/s/ Teri L. Miller
	Name:	Teri L. Miller
	Title:	Treasurer

NORCROSS TELESERVICES L.P.
By: Norcross Holdings, LLC, its general partner

By:	/s/ Teri L. Miller
	Name:	Teri L. Miller
	Title:	Treasurer

NORRELL CORPORATION
By:	/s/ Teri L. Miller
	Name:	Teri L. Miller
	Title:	Treasurer

AGENT AND COLLATERAL AGENT: BANK OF AMERICA, N.A., as the Agent
By:	/s/ John Yankauskas
	Name:	John Yankauskas
	Title:	Sr. Vice President

LENDERS: BANK OF AMERICA, N.A., as a Lender
By:	/s/ John Yankauskas
	Name:	John Yankauskas
	Title:	Sr. Vice President

JPMORGAN CHASE BANK, N.A.
(formerly known as JPMORGAN CHASE BANK)

By:	/s/ John M. Hariaczyi
	Name:	John M. Hariaczyi
	Title:	Vice President

THE CIT GROUP/ BUSINESS CREDIT, INC.
By:	/s/ Steven Schuit
	Name:	Steven Schuit
	Title:	Vice President

HSBC BUSINESS CREDIT (USA) INC.
By:	/s/ Jimmy Schwartz
	Name:	Jimmy Schwartz
	Title:	Vice President

WELLS FARGO FOOTHILL, LLC
By:	/s/ Lan Wong
	Name:	Lan Wong
	Title:	Vice-President

PNC BANK, N.A.
By:	/s/ William P. Dyer
	Name:	William P. Dyer
	Title:	Vice President